Summary of Business and Significant Accounting Policies	12 Months Ended
Jun. 30, 2012
Summary of Business and Significant Accounting Policies
1.	SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization, Nature of Business and Basis of Presentation

eGain Corporation (“we”, “our”, “us”, or the “Company”) is one of the premier providers of cloud (or hosting) and on-site customer interaction software for sales and service. For over a decade, eGain solutions have helped improve customer experience, grow sales, and optimize service processes across the web, social, and phone channels. Hundreds of global enterprises rely on eGain to transform fragmented sales engagement and customer service operations into unified customer interaction hubs. The Company has operations in the United States, United Kingdom, Netherlands, Ireland, Italy, Germany, France and India.

We have prepared the consolidated financial statements pursuant to the rules and regulations of the Securities and Exchange Commission and included the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Principles of Consolidation

The consolidated financial statements include the accounts of eGain and our wholly-owned subsidiaries, eGain Communications Ltd., eGain Communications Pty Ltd., eGain (Cayman) Ltd., Inference Corporation, eGain Communications Pvt. Ltd., eGain Communications SrL, eGain Communications B.V., eGain Communications Ltd., eGain Communications Pacific Pte. Ltd., eGain France S.A.R.L and eGain Deutschland GmbH. All significant intercompany balances and transactions have been eliminated.

In fiscal year 2012, we liquidated our Singapore subsidiary (eGain Communications Pacific Pte. Ltd) and recorded a reclassification adjustment from accumulated other comprehensive loss on the consolidated balance sheet to other expense on the consolidated statement of operations.

Reclassification

Certain reclassifications have been made to the consolidated statement of cash flows for fiscal year ended June 30, 2011 to conform to the presentation of the fiscal year ended June 30, 2012.

Voluntary Change in Accounting Policy for Sales Commissions

On July 1, 2012, we made a voluntary change to our accounting policy for sales commissions related to new cloud (hosting) contracts with customers, from recording an expense when incurred to deferral and amortization of the sales commission in proportion to the revenue recognized over the term of the contract. We believe this method is preferable because commission charges (that are direct and incremental) are so closely related to the revenue from the contracts that they should be deferred and charged to expense over the same period that the related revenue is recognized. Furthermore, we believe that most industry peers have adopted a similar commission expense policy. As a result, we believe this change should improve the comparability of our consolidated financial statements to our industry peers and provide better matching of revenue and expenses.

We have, in accordance with Accounting Standards Codification, or ASC 250, Accounting Changes and Error Corrections, retrospectively applied this new accounting policy to all applicable prior period financial information presented herein as required. The cumulative effect of this change on accumulated deficit was a decrease of $600,000 as of July 1, 2009.

The following tables present the effect on the consolidated financial statements of the accounting change that was retrospectively adopted on July 1, 2012:

Consolidated Balance Sheet
(in thousands)	June 30, 2012
	As Previously Reported	Adjustment (1)	As Adjusted
Deferred commissions	$—	$955	$955
Total current assets	$17,276	$955	$18,231
Deferred commissions, net of current portion	$—	$643	$643
Total assets	$26,345	$1,598	$27,943
Accumulated deficit	$(323,616)	$1,598	$(322,018)
Total stockholders’ equity	$2,315	$1,598	$3,913
Total liabilities and stockholders’ equity	$26,345	$1,598	$27,943

Consolidated Balance Sheet
(in thousands)	June 30, 2011
	As Previously Reported	Adjustment (1)	As Adjusted
Deferred commissions	$—	$404	$404
Total current assets	$21,846	$404	$22,250
Deferred commissions, net of current portion	$—	$99	$99
Total assets	$28,224	$503	$28,727
Accumulated deficit	$(318,699)	$503	$(318,196)
Total stockholders’ equity	$6,012	$503	$6,515
Total liabilities and stockholders’ equity	$28,224	$503	$28,727

Consolidated Statement of Operations	Year Ended
(in thousands)	June 30, 2012
	As Previously Reported	Adjustment (1)	As Adjusted
Sales and marketing	$21,181	$(1,095)	$20,086
Total operating expense	$33,056	$(1,095)	$31,961
Income / (loss) from operations	$(3,128)	$1,095	$(2,033)
Net income / (loss) before income tax	$(4,527)	$1,095	$(3,432)
Net income / (loss)	$(4,917)	$1,095	$(3,822)

Basic net income / (loss) per share	$(0.20)	$0.04	$(0.16)
Diluted net income / (loss) per share	$(0.20)	$0.04	$(0.16)

Consolidated Statement of Operations	Year Ended
(in thousands)	June 30, 2011
	As Previously Reported	Adjustment (1)	As Adjusted
Sales and marketing	$13,932	$139	$14,071
Total operating expense	$23,457	$139	$23,596
Income / (loss) from operations	$9,692	$(139)	$9,553
Net income / (loss) before income tax	$8,707	$(139)	$8,568
Net income / (loss)	$8,511	$(139)	$8,372

Basic net income / (loss) per share	$0.37	$(0.00)	$0.37
Diluted net income / (loss) per share	$0.35	$(0.01)	$0.34

Condensed Consolidated Statement of Operations	Year Ended
(in thousands)	June 30, 2010
	As Previously Reported	Adjustment (1)	As Adjusted
Sales and marketing	$10,226	$(42)	$10,184
Total operating expense	$18,947	$(42)	$18,905
Income / (loss) from operations	$1,222	$42	$1,264
Net income / (loss) before income tax	$32	$42	$74
Net income / (loss)	$(127)	$42	$(85)

Basic net income / (loss) per share	$(0.01)	$0.01	$(0.00)
Diluted net income / (loss) per share	$(0.01)	$0.01	$(0.00)

Consolidated Statement of Comprehensive Income	Year Ended
(in thousands)	June 30, 2012
	As Previously Reported	Adjustment (1)	As Adjusted
Net loss	$(4,917)	$1,095	$(3,822)
Comprehensive loss	$(4,867)	$1,095	$(3,772)

Consolidated Statement of Comprehensive Income	Year Ended
(in thousands)	June 30, 2011
	As Previously Reported	Adjustment (1)	As Adjusted
Net income	$8,511	$(139)	$8,372
Comprehensive income	$8,307	$(139)	$8,168

Consolidated Statement of Comprehensive Income	Year Ended
(in thousands)	June 30, 2010
	As Previously Reported	Adjustment (1)	As Adjusted
Net loss	$(127)	$42	$(85)
Comprehensive loss	$(217)	$42	$(175)

Consolidated Statement of Cash Flows
(in thousands)	Year Ended
	June 30, 2012
	As Previously Reported	Adjustment (1)	As Adjusted
Net income / (loss)	$(4,917)	$1,095	$(3,822)
Amortization of deferred commissions	$—	628	628
Deferred commissions	$—	$(1,723)	$(1,723)

Consolidated Statement of Cash Flows
(in thousands)	Year Ended
	June 30, 2011
	As Previously Reported	Adjustment (1)	As Adjusted
Net income / (loss)	$8,511	$(139)	$8,372
Amortization of deferred commissions	$—	752	752
Deferred commissions	$—	$(613)	$(613)

Consolidated Statement of Cash Flows
(in thousands)	Year Ended
	June 30, 2010
	As Previously Reported	Adjustment (1)	As Adjusted
Net income / (loss)	$(127)	$42	$(85)
Amortization of deferred commissions	$—	603	603
Deferred commissions	$—	$(645)	$(645)

(1)	Reflects the retrospective impact to sales commission expense as a result of the voluntary change to our sales commission expense policy which was adopted in the first quarter of fiscal year 2013.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The estimates are based upon information available as of the date of the financial statements. Actual results could differ from those estimates.

We evaluate our significant estimates, including those related to revenue recognition, provision for doubtful accounts, valuation of stock-based compensation, valuation of long-lived assets, valuation of deferred tax assets, and litigation, among others. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. We refer to accounting estimates of this type as “critical accounting estimates.”

Foreign Currency

The functional currency of each of our international subsidiaries is the local currency of the country in which it operates. Assets and liabilities of our foreign subsidiaries are translated at month-end exchange rates, and revenue and expenses are translated at the average monthly exchange rates. The resulting cumulative translation adjustments are recorded as a component of accumulated other comprehensive income/(loss). Foreign currency transaction gains and losses are included in other income/(expense) in the consolidated statements of operations, and resulted in a loss of $461,000, a gain of $218,000, and a loss of $47,000 in fiscal years 2012, 2011 and 2010, respectively.

Cash and Cash Equivalents and Investments

We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. Time deposits held for investments that are not debt securities are included in short-term investments in the consolidated balance sheets. Investments in time deposits with original maturities of more than three months but remaining maturities of less than one year are considered short-term investments. Investments held with the intent to reinvest or hold for longer than a year, or with remaining maturities of one year or more, are considered long-term investments. The Company’s cash equivalents at June 30, 2012 and 2011 consisted of money market funds with original maturities of three months or less, and are therefore classified as cash and cash equivalents in the accompanying consolidated balance sheets. As of June 30, 2012, the Company did not have any short-term or long-term investments. The Company’s short-term investments at June 30, 2011 consisted of time deposits with maturities of less than one year.

Fair Value of Financial Instruments

Our financial instruments consist of cash and cash equivalents, restricted cash, investments, accounts receivable, accounts payable and debt, including related party debt. We do not have any derivative financial instruments. We believe the reported carrying amounts of these financial instruments approximate fair value, based upon their short-term nature and comparable market information available at the respective balance sheet dates.

Concentration of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist principally of cash and cash equivalents, investments, and trade accounts receivable. We are exposed to credit risk in the event of default by these institutions to the extent of the amount recorded on the balance sheet. We invest excess cash primarily in money market funds, which are highly liquid securities that bear minimal risk. Our cash and cash equivalents were $9.9 million as of June 30, 2012 which exceeded the FDIC (Federal Deposit Insurance Corporation) limit. In addition, we have investment policies and procedures that are reviewed periodically to minimize credit risk.

Our customer base extends across many different industries and geographic regions. We perform ongoing credit evaluations of our customers with outstanding receivables and generally do not require collateral. In addition, we established an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information. One customer accounted for about 10% of total revenue in fiscal year 2012. One customer accounted for 22% and 14% of total revenue in both fiscal years 2011 and 2010. One customer accounted for approximately 17% of accounts receivables at June 30, 2012. Three customers accounted for approximately 23%, 18% and 16% of accounts receivables at June 30, 2011, and one customer accounted for approximately 31% of accounts receivables at June 30, 2010.

Sales to customers outside of North America accounted for $19.1 million, $23.5 million and $14.2 million of our total revenue in the fiscal years 2012, 2011 and 2010, respectively.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful life of the respective assets which typically is between three to five years. Leasehold improvements are amortized over the lesser of their corresponding lease term or the estimated useful lives of the improvements which typically is five years. Leased equipment is depreciated on straight-line basis over the useful life of the asset if the lease meets either the transfer of ownership criterion or the bargain purchase option criterion. If the lease does not meet either of the two criterions mentioned, the asset is depreciated over the lease term.

Goodwill and Other Intangible Assets

In accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC 350, Goodwill and Other Intangible Assets, we review goodwill annually for impairment (or more frequently if impairment indicators arise). In addition, we evaluate purchased intangible assets to determine that all such assets have determinable lives. We operate under a single reporting unit and accordingly, all of our goodwill is associated with the entire company. We performed annual impairment reviews for fiscal years 2012, 2011 and 2010 and found no impairment.

Impairment of Long-Lived Assets

In accordance with the provisions of ASC 360, Property, Plant and Equipment, we review long-lived assets for impairment, including property and equipment and intangible assets, whenever events or changes in business circumstances indicate that the carrying amounts of the assets may not be fully recoverable. Under ASC 360, an impairment loss is recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. Impairment, if any, is assessed using discounted cash flows. During fiscal years 2012 and 2011, we did not have any such losses.

Revenue Recognition

We derive revenue from three sources: license fees, recurring revenue and professional services. Recurring revenue include hosting and software maintenance and support. Maintenance and support consists of technical support, software upgrades and enhancements. Professional services primarily consist of consulting, implementation services and training. Significant management judgments and estimates are made and used to determine the revenue recognized in any accounting period. Material differences may result in changes to the amount and timing of our revenue for any period if different conditions were to prevail. We present revenue, net of taxes collected from customers and remitted to governmental authorities.

We apply the provisions of ASC 985-605, Software Revenue Recognition, to all transactions involving the licensing of software products. In the event of a multiple element arrangement for a license transaction, we evaluate the transaction as if each element represents a separate unit of accounting taking into account all factors following the accounting standards. We apply ASC 605, Revenue Recognition, for hosting transactions to determine the accounting treatment for multiple elements. We also apply ASC 605 for fixed fee arrangements in which we use the percentage of completion method to recognize revenue when reliable estimates are available for the costs and efforts necessary to complete the implementation services. When such estimates are not available, the completed contract method is utilized. Under the completed contract method, revenue is recognized only when a contract is completed or substantially complete.

When licenses are sold together with system implementation and consulting services, license fees are recognized upon shipment, provided that (i) payment of the license fees is not dependent upon the performance of the consulting and implementation services, (ii) the services are available from other vendors, (iii) the services qualify for separate accounting as we have sufficient experience in providing such services, have the ability to estimate cost of providing such services, and we have vendor-specific objective evidence of fair value, and (iv) the services are not essential to the functionality of the software.

We use signed software license and services agreements and order forms as evidence of an arrangement for sales of software, hosting, maintenance and support. We use signed engagement letters to evidence an arrangement for professional services.

License Revenue

We recognize license revenue when persuasive evidence of an arrangement exists, the product has been delivered, no significant obligations remain, the fee is fixed or determinable, and collection of the resulting receivable is probable. In software arrangements that include rights to multiple software products and/or services, we use the residual method under which revenue is allocated to the undelivered elements based on vendor- specific objective evidence of the fair value of such undelivered elements. The residual amount of revenue is allocated to the delivered elements and recognized as revenue, assuming all other criteria for revenue recognition have been met. Such undelivered elements in these arrangements typically consist of software maintenance and support, implementation and consulting services and in some cases, hosting services.

Software is delivered to customers electronically or on a CD-ROM, and license files are delivered electronically. We assess whether the fee is fixed or determinable based on the payment terms associated with the transaction. We have standard payment terms included in our contracts. We assess collectability based on a number of factors, including the customer’s past payment history and its current creditworthiness. If we determine that collection of a fee is not reasonably assured, we defer the revenue and recognize it at the time collection becomes reasonably assured, which is generally upon receipt of cash payment. If an acceptance period is required, revenue is recognized upon the earlier of customer acceptance or the expiration of the acceptance period.

We periodically sell to resellers. License sales to resellers as a percentage of total revenue were approximately 2%, 5% and 4% in fiscal years 2012, 2011 and 2010, respectively. Revenue from sales to resellers is generally recognized upon delivery to the reseller but depends on the facts and circumstances of the transaction, such as our understanding of the reseller’s plans to sell the software, if there are any return provisions, price protection or other allowances, the reseller’s financial status and our past experience with the particular reseller. Historically sales to resellers have not included any return provisions, price protections or other allowances.

Hosting Revenue

Included in recurring revenue is revenue derived from our hosted service offerings. We recognize hosting services revenue ratably over the period of the applicable agreement as services are provided. Hosting agreements typically have an initial term of one or two years and automatically renew unless either party cancels the agreement. The majority of the hosting services customers purchase a combination of our hosting service and professional services. In some cases the customer may also acquire a license for our software.

We evaluate whether each of the elements in these arrangements represents a separate unit of accounting, as defined by ASC 605, using all applicable facts and circumstances, including whether (i) we sell or could readily sell the element unaccompanied by the other elements, (ii) the element has stand-alone value to the customer, and (iii) there is a general right of return. We use vendor specific objective evidence, of fair value for each of those units, when available. For revenue recognition with multiple-deliverable elements, in certain limited circumstances when vendor specific objective evidence of fair value does not exist, we apply the selling price hierarchy. We consider the applicability of ASC 985-605, on a contract-by-contract basis. In hosted term-based agreements, where the customer does not have the contractual right to take possession of the software, the revenue is recognized on a monthly basis over the term of the contract. Invoiced amounts are recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met. For professional services that we determine do not have stand-alone value to the customer, we recognize the services revenue ratably over the longer of the remaining contractual period or the average estimated life of the customer hosting relationship, once hosting has gone live or system ready. We currently estimate the life of the customer hosting relationship to be approximately 27 months, based on the average life of all hosting customer relationships.

We consider a software element to exist when we determine that the customer has the contractual right to take possession of our software at any time during the hosting period without significant penalty and can feasibly run the software on its own hardware or enter into another arrangement with a third party to host the software. Additionally, we have established vendor-specific objective evidence for the hosting and support elements of perpetual license sales, based on the prices charged when sold separately and substantive renewal terms. Accordingly, when a software element exists in a hosting services arrangement, license revenue for the perpetual software license element is determined using the residual method and is recognized upon delivery. Revenue for the hosting and support elements is recognized ratably over the contractual time period. Professional services are recognized as described below under “Professional Services Revenue.” If vendor-specific evidence of fair value cannot be established for the undelivered elements of an agreement, the entire amount of revenue from the arrangement is recognized ratably over the period that these elements are delivered.

Maintenance and Support Revenue

Included in recurring revenue is revenue derived from maintenance and support services. We use vendor-specific objective evidence of fair value for maintenance and support to account for the arrangement using the residual method, regardless of any separate prices stated within the contract for each element. Maintenance and support revenue is recognized ratably over the term of the maintenance contract, which is typically one year. Maintenance and support is renewable by the customer on an annual basis. Maintenance and support rates, including subsequent renewal rates, are typically established based upon a specified percentage of net license fees as set forth in the arrangement.

Professional Services Revenue

Included in professional services revenue is revenue derived from system implementation, consulting and training. For license transactions, the majority of our consulting and implementation services qualify for separate accounting. We use vendor-specific objective evidence of fair value for the services to account for the arrangement using the residual method, regardless of any separate prices stated within the contract for each element. Our consulting and implementation service contracts are bid either on a fixed-fee basis or on a time-and-materials basis. Substantially all of our contracts are on a time-and-materials basis. For time-and-materials contracts, where the services are not essential to the functionality, we recognize revenue as services are performed. If the services are essential to functionality, then both the product license revenue and the service revenue are recognized under the percentage of completion method. For a fixed-fee contract we recognize revenue based upon the costs and efforts to complete the services in accordance with the percentage of completion method, provided we are able to estimate such cost and efforts.

For hosting, consulting and implementation services that do not qualify for separate accounting we recognize the services revenue ratably over the estimated life of the customer hosting relationship.

Training revenue that meets the criteria to be accounted for separately is recognized when training is provided or, in the case of hosting, when the customer also has access to the hosting services.

Deferred Revenue

Deferred revenue primarily consists of payments received in advance of revenue recognition from hosting and support services described above. Deferred revenue is recognized as the revenue recognition criteria are met. The Company generally invoices customers in annual or quarterly installments. The deferred revenue balance does not represent the total contract value of annual or multi-year, non-cancelable hosting or support agreements. Deferred revenue is influenced by several factors, including seasonality, the compounding effects of renewals, invoice duration, invoice timing and new business linearity within the quarter.

Deferred revenue that will be recognized during the succeeding twelve month period is recorded as current deferred revenue and the remaining portion is recorded as noncurrent.

Deferred Commissions

Deferred commissions are the direct and incremental costs directly associated with cloud contracts with customers and consist of sales commissions to our direct sales force.

The commissions are deferred and amortized over the terms of the related customer contracts, which are typically one or two years. The commission payments are paid based on contract terms in the month following the quarter in which the commissions are earned. The deferred commission amounts are recognized under “Sales and Marketing” expense in the consolidated statements of operations over the terms of the related customer contracts, in proportion to the recognition of the associated revenue.

For additional information, please see Voluntary Change in Accounting Policy for Sales Commissions discussed above.

Accounts Receivable and Allowance for Doubtful Accounts

The Company extends unsecured credit to its customers on a regular basis. Our accounts receivable are derived from revenue earned from customers and are not interest bearing. We also maintain an allowance for doubtful accounts to reserve for potential uncollectible trade receivables. We review our trade receivables by aging category to identify specific customers with known disputes or collectability issues. We exercise judgment when determining the adequacy of these reserves as we evaluate historical bad debt trends, general economic conditions in the U.S. and internationally, and changes in customer financial conditions. If we made different judgments or utilized different estimates, material differences may result in additional reserves for trade receivables, which would be reflected by charges in general and administrative expenses for any period presented. We write off a receivable after all collection efforts have been exhausted and the amount is deemed uncollectible.

Deferred Costs

Deferred costs are included in other assets. Such amounts include fees we pay to third party partners for technology and are deferred and amortized over the related customer contract term. Amortization of deferred third party partner fees is included in sales and marketing expense in the accompanying consolidated statements of operations.

Leases

Lease agreements are evaluated to determine whether they are capital or operating leases in accordance with ASC 840, Accounting for Leases. When any one of the four test criteria in ASC 840 is met, the lease then qualifies as a capital lease.

Capital leases are capitalized at the lower of the net present value of the total amount payable under the leasing agreement (excluding finance charges) or the fair market value of the leased asset. Capital lease assets are depreciated on a straight-line basis, over a period consistent with our normal depreciation policy for tangible fixed assets, but not exceeding the lease term. Interest charges are expensed over the period of the lease in relation to the carrying value of the capital lease obligation.

Rent expense for operating leases, which may include free rent or fixed escalation amounts in addition to minimum lease payments, is recognized on a straight-line basis over the duration of each lease term.

Software Development Costs

We account for software development costs in accordance with ASC 985, Software, for costs of the software to be sold, leased or marketed, whereby costs for the development of new software products and substantial enhancements to existing software products are included in research and development expense as incurred until technological feasibility has been established, at which time any additional costs are capitalized. Technological feasibility is established upon completion of a working model. To date, software development costs incurred in the period between achieving technological feasibility and general availability of software have not been material and have been charged to operations as incurred.

Advertising Costs

We expense advertising costs as incurred. Total advertising expenses for the fiscal years ended June 30, 2012, 2011 and 2010 were $251,000, $348,000 and $289,000, respectively.

Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Under the fair value recognition provisions of ASC 718, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the vesting period. Determining the fair value of the stock-based awards at the grant date requires significant judgment and the use of estimates, particularly surrounding Black-Scholes valuation assumptions such as stock price volatility and expected option lives.

Income Taxes

Income taxes are accounted for using the asset and liability method in accordance with ASC 740, Income Taxes. Under this method, deferred tax liabilities and assets are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Based upon the weight of available evidence, which includes our historical operating performance and the reported cumulative net losses in all prior years, we have provided a full valuation allowance against our net deferred tax assets except the deferred tax assets related to India as we believe it is more likely than not that those assets will be realized.

The FASB clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statement, and prescribes a recognition threshold and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Additionally, the FASB provides guidance under ASC 740, Income Taxes on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Our provision consists of foreign and state income taxes.

Comprehensive Income / (Loss)

We report comprehensive income / (loss) and its components in accordance with ASC 220, Comprehensive Income. Under the accounting standards, comprehensive income / (loss) includes all changes in equity during a period except those resulting from investments by or distributions to owners. Total comprehensive income / (loss) for each of the three years in the period ended June 30, 2012 is shown in the accompanying statements of stockholders’ equity / (deficit). Accumulated other comprehensive loss presented in the accompanying consolidated balance sheets at June 30, 2012 and 2011 consist of accumulated foreign currency translation adjustments and a cumulative translation reclassification adjustment from the liquidation of our Singapore subsidiary.

Net Income / (Loss) Per Common Share

Basic net income / (loss) per common share is computed using the weighted-average number of shares of common stock outstanding. In periods where net income is reported, the weighted–average number of shares is increased by warrants and options in the money to calculate diluted net income per common share.

The following table represents the calculation of basic and diluted net income/ (loss) per common share (in thousands, except per share data):

	Years Ended June 30,
	2012	2011	2010
Net income/(loss) applicable to common stockholders	$(3,822)	$8,372	$(85)

Basic net income/(loss) per common share	$(0.16)	$0.37	$(0.00)

Weighted average common shares used in computing basic net income/(loss) per common share	24,329	22,709	22,180
Effect of dilutive options and warrants outstanding	—	1,580	—

Weighted average common shares used in computing diluted net income/(loss) per common share	24,329	24,289	22,180

Diluted net income/(loss) per common share	$(0.16)	$0.34	$(0.00)

Weighted average shares of stock options and warrants to purchase 682,926 shares of common stock at June 30, 2011, were not included in the computation of diluted net income per common share due to their anti-dilutive effect.

Weighted average shares of stock options and warrants to purchase 2,612,113 and 4,896,247 shares of common stock at June 30, 2012 and 2010, respectively, were not included in the computation of diluted net loss per common share due to their anti-dilutive effect. Such securities could have a dilutive effect in future periods.

Segment Information

We operate in one segment, the development, license, implementation and support of our customer service infrastructure software solutions. Operating segments are identified as components of an enterprise for which discrete financial information is available and regularly reviewed by the company’s chief operating decision-maker in order to make decisions about resources to be allocated to the segment and assess its performance. Our chief operating decision-makers under ASC 280, Segment Reporting, are our executive management team. Our chief operating decision-makers review financial information presented on a consolidated basis for purposes of making operating decisions and assessing financial performance.

Information relating to our geographic areas for the fiscal years ended June 30, 2012, 2011 and 2010 is as follows (in thousands):

	Total Revenue	Operating Income (Loss)	Identifiable Assets
Year ended June 30, 2012:
North America	$24,254	$(464)	$15,692
EMEA	18,862	2,490	6,162
Asia Pacific	248	(4,059)	1,209

	$43,364	$(2,033)	$23,063

Year ended June 30, 2011:
North America	$20,533	$2,685	$16,142
EMEA	23,396	10,260	6,015
Asia Pacific	136	(3,392)	1,690

	$44,065	$9,553	$23,847

Year ended June 30, 2010:
North America	$15,697	$1,162	$6,723
EMEA	14,027	2,969	3,503
Asia Pacific	153	(2,867)	852

	$29,877	$1,264	$11,078

The following table provides the revenue for the fiscal years 2012, 2011 and 2010:

	Year Ended June 30,
	2012	2011	2010
Revenue:
License	$11,067	$17,371	$7,389
Hosting services	11,196	9,244	7,538
Maintenance and support services	12,398	10,796	9,079
Professional services	8,703	6,654	5,871

	$43,364	$44,065	$29,877

One customer accounted for about 10% of total revenue in fiscal year 2012. One customer accounted for 22% and 14% of total revenue in fiscal year 2011 and 2010 respectively. Revenue is allocated to individual countries and geographical region by customer, based on where the product is shipped to and location of services performed.

New Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-12, Comprehensive Income, which supersedes certain pending paragraphs in ASU 2011-05, Presentation of Comprehensive Income, to effectively defer only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to redeliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. We do not anticipate the adoption of this amendment to have a material impact on our consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, Intangibles – Goodwill and Other, to allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. For public entities, the amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (our fiscal 2013). We do not anticipate the adoption of this amendment to have a material impact on our consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, on comprehensive income presentation to allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments to the Codification in the ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This update should be applied retrospectively. The adoption of this amendment resulted in the addition of the Consolidated Statements of Comprehensive Income / (Loss) to our consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, on fair value measurement, which is intended to create consistency between U.S. GAAP and International Financial Reporting Standards. The amendments include clarification on the application of certain existing fair value measurement guidance and expanded disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The update should be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011 (our fiscal 2013). Early application by public entities is not permitted. We are currently evaluating the requirements of this standard, but do not expect it to have a material impact on our Consolidated Financial Statements.